UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2020 (October 9, 2020)

PIER 1 IMPORTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 JOHN B SIAS MEMORIAL PARKWAY, SUITE 255 FORT WORTH, TEXAS		76134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 252-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PIRRQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On February 18, 2020, the New York Stock Exchange (“NYSE”) notified Pier 1 Imports, Inc. that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of Pier 1 Imports, Inc. upon completion of all applicable procedures. A Form 25 was filed with the SEC by the NYSE on March 3, 2020 and the delisting of the common stock became effective 10 days later. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) became effective on June 1, 2020.

Item 1.03.     Bankruptcy or Receivership.

Pier 1 Imports, Inc. (the “Company”) announced on February 18, 2020, that, among other things, the Company and its subsidiaries (together, the “Debtors”) each filed a voluntary petition in the U.S. Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) requesting relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Proceedings”). The Chapter 11 Proceedings are being jointly administered under the caption and case number: In re Pier 1 Imports, Inc., et al., Case No. 20-30805 (KRH).

On July 29, 2020 the Company filed with the Bankruptcy Court the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and Its Debtor Affiliates. On July 30, 2020 the Bankruptcy Court held a confirmation hearing and, following the confirmation, the Bankruptcy Court entered the Order Confirming the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and its Debtor Affiliates (as it may be amended, supplemented or otherwise modified the “Confirmation Order”).

The Confirmation Order confirmed the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and Its Debtor Affiliates (as it may be amended, supplemented or otherwise modified, the “Confirmed Plan”). Copies of the Confirmed Plan and Confirmation Order were attached as Exhibits 2.1 and 99.2, respectively, to a Current Report on Form 8-K filed on September 4, 2020, and are incorporated by reference into this Item 1.03. Capitalized terms used in this Current Report on Form 8-K and not otherwise defined will have the meanings given to them in the Confirmation Order and Confirmed Plan.

The Effective Date of the Confirmed Plan occurred on Friday, October 9, 2020. On October 9, 2020, the Debtors filed a Notice of (I) Entry of the Order Confirming the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and its Debtor Affiliates and (II) Occurrence of Effective Date as to Pier 1 Imports, Inc. (the "Notice of Effective Date") with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description is a summary of the material terms of the Notice of Effective Date, does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice of Effective Date filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note to Holders of the Company’s Common Stock

As of October 9, 2020, the Company had 4,125,857 shares of common stock outstanding. As a result of the Confirmed Plan becoming effective, all of the Company’s Equity Interests, consisting of outstanding shares of common stock of the Company and related rights to receive or purchase shares of common stock, were cancelled on the Effective Date without consideration and have no value. The Company’s common stock may continue to be quoted on the OTC Pink Market, but under the terms of the Confirmed Plan the common stock has no underlying asset value and the Company’s stockholders should not view the trading activity of the common stock on the OTC Pink Market or any other market or trading platform as indicating that there is any prospect that the Company’s stockholders might realize any value from their common stock in connection with the liquidation of the Company.

No shares of the Company’s common stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Confirmed Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue its common stock.

The Company intends to file a Form 15 with the SEC deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934. Upon filing the Form 15, the Company intends to immediately cease filing any further periodic or current reports under the Exchange Act.

Item 3.03.     Material Modification to Rights of Security Holders.

The Confirmed Plan provides that on the Effective Date, except as otherwise specifically provided for in the Confirmed Plan, any certificate, share, note, bond, indenture, purchase right, or other instrument or document, directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest, equity, or portfolio interest in the Debtors, or any warrants, options, or other securities exercisable or exchangeable for, or convertible into, debt, equity, ownership, or profits interests in the Debtors giving rise to any Claim or Interest, will be canceled and deemed surrendered as to the Debtors and the Debtors will not have any continuing obligations thereunder. The Confirmed Plan further provides that the obligations of the Debtors pursuant, relating, or pertaining to any agreements, indentures, certificates of designation, bylaws, or certificates or articles of incorporation or similar documents governing the shares, certificates, notes, bonds, indenture, purchase rights, options, warrants, or other instruments or documents evidencing or creating any indebtedness or obligation of the Debtors shall be fully released, settled, and compromised.

The certificates, shares and ownership interests and related agreements, purchase rights, options and warrants to be cancelled on the Effective Date include all of the Company’s common stock and related rights to purchase or receive shares of common stock.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Confirmed Plan provides that the Company’s board of directors was dissolved on the Effective Date, and any remaining officers will be dismissed at that time. Each of the Company’s directors, Cheryl A. Bachelder, Robert L. Bass, Pamela B. Corrie, Hamish A. Dodds, Brendan L. Hoffman, Katherine M. A. (“Allie”) Kline, Terry E. London, Steven G. Panagos, Michael A. Peel, Robert J. Riesbeck and Ann M. Sardini, and the Company’s remaining officers, including Robert J. Riesbeck, Chief Executive Officer and Chief Financial Officer, ceased to be directors and officers of the Company on the Effective Date.

Item 9.01     Financial Statements and Exhibits

(a) - (c) Not Applicable.

(d)         Exhibits.

Exhibit	Description

99.1	Notice of (I) Entry of the Order Confirming the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and its Debtor Affiliates and (II) Occurrence of Effective Date as to Pier 1 Imports, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: October 14, 2020	By:	/s/ Stephen Gray
Stephen Gray
Plan Administrator pursuant to the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and Its Debtor Affiliates